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American Independence Funds Trust
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American Independence Funds Trust

American Independence International Alpha Strategies Fund

230 Park Avenue, Suite 534

New York, NY 10169

(866) 410-2006

www.aifunds.com

April 30, 2014

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the American Independence International Alpha Strategies Fund (the “Fund”), to be held at 10:00 a.m. (Eastern time) on May 23, 2014, at the Trust’s offices located at 230 Park Avenue, Suite 534, New York, NY 10169. The purpose of the Meeting is to ask shareholders to consider the following proposals:

•         Approval of a new Investment Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”) and Navellier & Associates, Inc. on behalf of the American Independence International Alpha Strategies Fund; and

•         Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

American Independence Funds Trust

American Independence International Alpha Strategies Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 230 Park Avenue, Suite 534, New York, NY  10169, on May 23, 2014, at 10:00 a.m. (Eastern time) for the following purposes:

1.	To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund.
2.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” the proposals. The matters referred to above are discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on April 21, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Fund is entitled to one vote with respect to the proposals, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

American Independence Funds Trust

American Independence International Alpha Strategies Fund

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2014

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of the American Independence Funds Trust (the “Trust”) with respect to the American Independence International Alpha Strategies Fund (the “Fund”) for voting at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. (Eastern time) on May 23, 2014 at the Trust’s offices at 230 Park Avenue, Suite 534, New York, NY  10169, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about May 5, 2014. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUND.”)

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on the proposals and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, then that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of a one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund.

The Board has fixed the close of business on April 21, 2014, as the record date (the “Record Date”) for determining holders of Fund shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUND” for record date shares for the Fund.

_____________________

PROPOSAL 1 – Approval of a new Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Navellier & Associates, Inc. on behalf of the American Independence International Alpha Strategies Fund (“International Alpha Strategies Fund”).

Shareholders of the International Alpha Strategies Fund (the “Fund”) are being asked to approve a proposed Sub-Advisory Agreement with Navellier & Associates, Inc. (the “New Sub-Advisory Agreement”). At a Board meeting held on December 13, 2013, the Board, including a majority of the Independent Trustees (as defined below), unanimously approved the New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”) and Navellier & Associates, Inc. (“Navellier”) with respect to the Fund, subject to the approval of the Fund’s shareholders.

Under American Independence’s supervision, Navellier will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund.

The Board is recommending the approval of the New Investment Sub-Advisory Agreement for the Fund.

Background

In May 2008, American Independence entered into an agreement with Security Investors, LLC, which operates as Guggenheim Investments (“Guggenheim”), to sub-advise the Fund.

In September, 2013, American Independence began contemplating a change in the sub-adviser due to a concern in the Fund’s inability to compete effectively within its peer group based on the current strategy method employed by the then current sub-adviser. In discussions with the Board, American Independence noted that relative returns needed to make the Fund marketable had not been achieved and therefore, concluded that a change was appropriate and desirable.  American Independence had analyzed opportunities that might both improve performance and marketability of the Fund and determined that Navellier’s factor based investing methodology, industry recognition and long-term competitive record was the best fit for the Fund and its investors.

At a meeting held on December 13, 2013 (the “Board Meeting”), American Independence recommended Navellier to the Board and Navellier presented to the Board their firm history, philosophy and performance.  After careful consideration, the Board approved the termination of the current Investment Sub-Advisory Agreement between American Independence and Guggenheim (the “Previous Sub-Advisory Agreement”) and approved an Interim Investment Sub-Advisory Agreement to retain Navellier to manage the Fund’s portfolio based on a review of Navellier’s experience, personnel and performance in the management of similar mandates. American Independence provided notice to Guggenheim of such termination, which was effective as of the close of business on February 21, 2014.

In connection with the retention of Navellier as investment sub-adviser, the Fund changed its  benchmark from the MSCI Europe, Australasia and Far East Index, to the MSCI All Country World Index ex U.S. The Fund will continue to seek its investment objective of providing investors with long-term capital appreciation.

Securities Global Investor Sub-Advisory Agreement

Guggenheim served as the Fund’s investment sub-adviser pursuant to the Previous Sub-Advisory Agreement, which was most recently approved by the Board on June 17, 2013, and by shareholders of the Fund on March 7, 2012.

On December 13, 2013, the Board approved the termination of the Previous Sub-Advisory Agreement and American Independence provided notice to Guggenheim of such termination, effective as of February 21, 2014.

Terms of the New Sub-Advisory Agreement

It is proposed that American Independence and Navellier, on behalf of the Fund, enter into the New Sub-Advisory Agreement, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of New Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement on December 13, 2013.

A copy of the form of the New Sub-Advisory Agreement is attached as Appendix A to this Proxy.  The New Investment Sub-Advisory Agreement provides for fees payable to Navellier for its sub-advisory services at the rate 0.27% per annum, less any fee waivers and reimbursements. Such fees are paid by American Independence from the Advisory Fees received from the Fund. There is no change in the fee to what was paid to Guggenheim pursuant to the Previous Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, pursuant to the oversight and supervision of American Independence and the direction and control of the Board, Navellier will perform certain of the day-to-day operations of the Fund which include the following services at the request of American Independence: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the investment policies of the Fund; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of the Fund’s assets; (v) maintaining the books and records as are required to support Fund investment operations; and (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund. At the request of American Independence, Navellier will also, subject to the oversight and supervision of American Independence and the direction and control of the Board, consult with American Independence as to the overall management of the Fund’s assets and the investment policies and practices of the Fund. The nature of the services to be performed by Navellier pursuant to the New Sub-Advisory Agreement is expected to be substantially similar to the services performed by Guggenheim under the Previous Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated without penalty at any time by the Trust with respect to the Fund (either by the Board or by a majority vote of the Fund’s outstanding shares), or by American Independence on 60-days’ written notice to Navellier, and it will automatically terminate in the event of its assignment as defined in the 1940 Act.

Advisory and Sub-Advisory Fee

The investment advisory fee rate will not change. Under the current Advisory Agreement between American Independence and the Fund, the Fund pays American Independence an investment advisory fee at an annual rate equal to 0.81% of the average daily value of the Fund’s net assets. American Independence will pay the investment sub-advisory fee out of the advisory fee received from the Fund in an amount of 0.27% of the Fund’s average daily net assets less any fees waived and/or reimbursed.

Approval of New Investment Sub-Advisory Agreement by the Board of Trustees

At a meeting held December 13, 2013, the Trustees, including the Independent Trustees, reviewed certain materials and approved the New Investment Sub-Advisory Agreement, pending approval by the Fund’s shareholders.  In determining whether or not it was appropriate to approve the New Investment Sub-Advisory Agreement and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of American Independence, considered various materials and representations provided by American Independence and Navellier, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from American Independence that was provided in connection with the 2013 Contract Renewal Meeting in addition to the information provided at the September 20, 2013 meeting.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund under the New Investment Sub-Advisory Agreement will not change and reflects a fair compensation with respect to the type of Fund and the qualifications of the Navellier management team; (2) American Independence’s and Navellier’s representation that each will keep any existing expense limitation agreement in effect; (3) that the terms and conditions of the New Sub-Advisory Agreement are the same in all material respects to those of the Previous Sub-Advisory Agreement; and (4) the commitment of American Independence and Navellier that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the December 13, 2013 Meeting, the Board reached its determinations with respect to the New Investment Sub-Advisory Agreement, based on the following factors: (1) the quality of Navellier’s investment advisory and other services; (2) Navellier’s investment management personnel; (3) Navellier’s operations and financial condition; (4) Navellier’s brokerage practices (including any soft dollar arrangements and any benefits Navellier would receive from its relationship with the Fund); (5) the level of the fees that Navellier charges compared with the fees charged to comparable mutual funds or accounts; (6) the Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether American Independence and Navellier have and will continue to waive or reimburse any fees; (8) the level of Navellier’s profitability including the anticipated impact to its profitability under its relationship with the Fund; (9) Navellier’s compliance systems; (10) Navellier’s policies on compliance procedures for personal securities transactions; (11) Navellier’s reputation, expertise and resources in the financial markets; and (12) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by American Independence and Navellier to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of American Independence and Navellier for marketing and distributing the shares of the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of American Independence and Navellier. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit American Independence and Navellier by reducing the expenses American Independence and Navellier must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the New Investment Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of American Independence and Navellier to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, American Independence and Navellier in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the New Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Interim Sub-Advisory Agreement, approved the New Sub-Advisory Agreement, and voted to recommend approval by the Fund’s shareholders with respect to the New Sub-Advisory Agreement.

If shareholders approve the New Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

How does Proposal 1 affect shareholders of the Fund?

Fees. There will be no increase in advisory fees for the Fund due to the New Sub-Advisory Agreement. The annual advisory fees will remain 0.81% of average net assets. In addition, American Independence continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.95% and 1.45% for Institutional Class shares and Class A shares, respectively. The expense limitations are in effect until March 1, 2015.

Investment Objective and Strategies. There will be no change to the Fund’s investment objective or its principal investment strategies. However, the Fund has changed its primary benchmark to the MSCI All Country World Index (“ACWI”) ex U.S. The MSCI ACWI ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex U.S. consists of 43 country indices comprising 22 developed (excluding the United States) and 21 emerging market country indices.

Information About Navellier

The Navellier investment team of James O’Leary and Michael Borgen are jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below.

Portfolio Managers.

James O’Leary, CFA. Mr. O’Leary joined Navellier in 1996 and has over thirty years of experience in the securities industry. At Navellier, Mr. O’Leary leads the international portfolio management team. He has over a decade of experience managing international assets at the firm and is the Senior Portfolio Manager for several of Navellier’s international strategies including International Growth, International Select, and Global Growth. Prior to joining Navellier, Mr. O'Leary was Managing Director at Lexington Management Corporation. Prior to Lexington, he was Vice President of Institutional at Federated Investment Counseling. Mr. O'Leary received a B.S. in business administration from Bowling Green State University and earned an M.B.A. in marketing and finance from the University of Cincinnati. He earned the right to use the CFA designation in 1986.

Michael J. Borgen. Mr. Borgen began his career at Navellier in 1995 as a Quantitative Research Analyst and currently serves as a Senior Portfolio Manager. During his 18 year career at Navellier, Mr. Borgen has held numerous analyst and portfolio manager roles while supporting the growth of the firm. Currently Mr. Borgen is primarily responsible for the management of the Mid Cap Growth Strategy, Covered Call Strategies as well supporting the international strategies. As an integral member of Navellier's research & portfolio management teams he has been essential to the firm's efforts in product development as well as conducting ongoing research enhancements of the firm's quantitative investment process. Mr. Borgen received a B.S. in finance and an M.S. in economics from the University of Nevada, Reno. Mr. Borgen is a member of the CFA Institute.

Additional Information Regarding Navellier

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Navellier is set forth in below. For further information regarding Navellier, please see www.navellier.com.

Louis G. Navellier	Chief Executive Officer
Arjen P. Kuyper	Chief Compliance Officer, President and Chief Operation Officer
David V. Machen	Chief Financial Officer
Keith M. Basso	Vice President

*The address for all of the above is One East Liberty Street, Suite 504, Reno, Nevada 89501.

Other Funds Advised by Navellier. As of the Record Date, Navellier is sub advisor to two other non-affiliated open-end investment companies. The funds are the Touchstone Large Cap Growth Fund and the Rx Fundamental Growth Fund, both of which are managed by different portfolio managers at Navellier and have different investment objectives and strategies than that of the Fund.

Relationships with the Fund.  No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of Navellier or has any material direct or indirect interest in Navellier or any other person controlling, controlled by or under common control with Navellier.

During the fiscal year ended October 31, 2013, the Fund paid no commissions to brokers affiliated with Navellier.

Expenses Related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by American Independence and Navellier.

Vote Required for Proposal 1

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 1 requires the favorable vote of a majority of outstanding voting shares of the Fund as defined in the 1940 Act. A majority of outstanding shares of the Fund is the lesser of (i) 67% or more of the voting shares present at the Meeting, if more than 50% of the outstanding voting shares are represented, either in person or by proxy, at the Meeting,, or (ii) more than 50% of the outstanding voting shares of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUND

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of any Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix B.

Each share of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares owned as of the Record Date. For the Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
International Alpha Strategies Fund	4,834,175	$61,294,336

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by American Independence, including any additional solicitation made by letter or telephone. Such costs are expected to range from $3,000 to $7,000.

Quorum Requirement. With respect to the Fund, one-third (33.33%) of shares entitled to vote on the proposal shall constitute a quorum and must be present in person or by proxy.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the affirmative vote of a majority of those shares of the Fund present at the meeting in person or by proxy.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of American Independence and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of Proposal 1 requires the favorable vote of a majority of outstanding voting shares of the Fund as defined in the 1940 Act. A majority of outstanding shares of the Fund is the lesser of (i) 67% or more of the voting shares present at the Meeting, if more than 50% of the outstanding voting shares are represented, either in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment with respect to the Proposal those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

Trust’s Distributor

Matrix Capital Group, Inc., which is located at 242 East 72nd Street, New York, NY 10021, serves as the Distributor for the Fund pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 230 Park Avenue, Suite 534, New York, NY 10169, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. American Independence also provides the Trust with office space, facilities and business equipment and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust.

American Independence has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Fund pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Fund’s most recent fiscal year, the Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, American Independence or Navellier, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

April 30, 2014

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

APPENDIX A

[Form of]

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2014 by and between American Independence Financial Services, LLC (“Adviser”), and Navellier & Associates (“Sub-Adviser");

WHEREAS, the American Independence Fund Trust ("Trust"), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (‘SEC”) under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several series of shares, each having its own investment objective, policies and restrictions; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the International Alpha Strategies Fund ("Fund"), subject to the supervision and control of the Trust's Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser's discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser's activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust's officers and Trustees concerning Sub-Adviser's discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser's oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust's then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust's Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Funds, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust's current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodian or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports.  The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of a Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that New Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be "specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days' nor more than 60 days' written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

(a)    This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)   Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)    This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)   This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

(e)    A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

 [Remainder of this page left intentionally blank.  Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Navellier & Associates                                               American Independence Financial Services, LLC

By:_______________________                                             By:_______________________

Title:____________________                                          Eric Rubin

                                                                                          President

Schedule A

To Investment Sub-Advisory Agreement

Between

American Independence Financial Services, LLC

And

Navellier & Associates

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of 0.27% of the average daily net assets of the Fund (net of waivers and reimbursements).

DATED: [   ], 2014

APPENDIX B

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of the Fund.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Class
INTERNATIONAL ALPHA STRATEGIES FUND – INSTITUTIONAL CLASS	MITRA & CO FBO NJ	1,950,490	40.47%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

	VALLEE & CO FBO NJ	1,702,266	35.32%
	C/O M&I TRUST CO NA
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

	MARIL & CO FBO NJ	1,,117,580	23.19%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

INTERNATIONAL ALPHA STRATEGIES FUND – CLASS A
	CHARLES SCHWAB TRUST CO CUST	3,899	25.92%
	SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	SSB & T CO CUSTODIAN FOR SEP IRA OF JEFFREY J. HAAS C/O NEW YORK LAW SCHOOL 185 W BROADWAY NEW YORK, NY 10013-2921	3,331	22.15%

	BELLUOMO FAMILY PARTNERSHIP 10520 W MILLPOND ST WICHITA, KS 67212-5903	1,755	11.67%

	AMERICAN ENTERPRISE INV SVCS FBO CLIENT 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402-2405	1,375	9.14%

	AMERICAN ENTERPRISE INV SVC FBO CLIENT 707 2ND AVENUE SOUTH MINNESPOLIS, MN 55402-2405	1,090	7.25%

	RICHARD A WEDEMEYER &	960	6.39%
	JANE Y WEDEMEYER COMM PROP
	78 SUMMIT RD
	RIVERSIDE CT 06878-2127

	AMERICAN ENTERPRISE IN SVCS FBO CLIENT 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402-2405	925	6.15%

	PERSHING LLC	914	6.08%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

B-1

PROXY CARD

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence International Alpha Strategies Fund

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

May 23, 2014

The undersigned hereby appoints Eric M. Rubin, Theresa Donovan and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on May 23, 2014, at 230 Park Avenue, Suite 534, New York, NY  10169, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR  ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Navellier & Associates, Inc. on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.